UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026

Angel Studios, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 W Center St.
Provo, UT 84601

(Address of principal executive offices)

(760) 933-8437

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ANGX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 17, 2026, Angel Studios, Inc. (the “Company”) filed a Third Amended and Restated Certificate of Incorporation (the “Amended Charter”) with the Secretary of State of the State of Delaware to revise certain provisions relating to the automatic conversion of shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), into shares of Class A common stock, par value $0.0001 per share, upon the occurrence of certain transfers of Class B Common Stock or upon the death or permanent incapacity of a holder.

The amendments add new Permitted Transferee (as defined in the Amended Charter) categories for certain Delaware noncharitable purpose trusts (“Qualifying Purpose Trusts”) and certain irrevocable trusts used for estate planning purposes (“Qualifying Estate Planning Trusts”), and modify the death and permanent incapacity conversion provisions such that Class B Common Stock held by Qualifying Purpose Trusts or Qualifying Estate Planning Trusts will not be subject to automatic conversion, subject to such trusts’ continuing compliance with the requirements set forth in the Amended Charter.

The Amended Charter was approved by the Board of Directors of the Company on June 16, 2026, upon the recommendation of a special committee of the Board following its independent evaluation of the Amended Charter and determining that the Amended Charter is advisable and in the best interests of the Company and its stockholders. The Amended Charter was approved on June 17 by the majority of Class B stockholders as described in Item 5.07. The Amended Charter became effective immediately upon filing.

The foregoing description of the Amended Charter is qualified in its entirety by reference to the full text of the Amended Charter, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 17, 2026, there were 56,735,246 shares of Class B Common Stock outstanding.  Stockholders holding an aggregate of 43,944,071 shares of Class B Common Stock, representing 77.45% of the outstanding Class B Common Stock, consented to the adoption of the Amended Charter.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

of Exhibit
Exhibit No.	Description of Exhibit
3.1	Third Amended and Restated Certificate of Incorporation of Angel Studios, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEL STUDIOS, INC.

Date: June 18, 2026	By:	/s/ Scott Klossner
Scott Klossner
Chief Financial Officer